Exhibit 99

PRESS RELEASE	FOR IMMEDIATE RELEASE
MGM RESORTS INTERNATIONAL REPORTS SECOND QUARTER RESULTS
Year over Year Las Vegas Strip REVPAR Comparisons Improve Sequentially for the Fifth
Consecutive Quarter;
Convention Booking Trends Continue to Improve
Las Vegas, Nevada, August 3, 2010 — MGM Resorts International (NYSE: MGM) today announced its financial results for the second quarter of 2010. The Company recorded a second quarter diluted loss per share of $2.00 compared to a loss of $0.60 per share in the prior year second quarter. The current year results include a pre-tax non-cash charge of approximately $1.12 billion (or $1.64 per share, net of tax) relating to an impairment of the Company’s investment in the CityCenter joint venture and a pre-tax non-cash charge of approximately $29 million (or $0.04 per share, net of tax) representing the Company’s share of an impairment of CityCenter’s residential inventory. The prior year results include non-cash impairment charges of $188 million (or $0.34 per share, net of tax), primarily related to the Company’s investment in a convertible note, and losses on the retirement of long-term debt of $58 million (an impact of $0.11 per share, net of tax).
The following table lists items which affect the comparability of the current and prior year quarterly results (approximate per diluted share impact shown, net of tax; negative amounts represent charges to income):

Three months ended June 30,	2010	2009
Preopening and start-up expenses	$—	$(0.02)
Property transactions, net:
Investment in CityCenter non-cash impairment charge	(1.64)	—
Other property transactions, net	(0.01)	(0.01)
Income (loss) from unconsolidated affiliates:
CityCenter residential non-cash impairment charge	(0.04)	—
CityCenter forfeited residential deposits income	0.04	—
North Las Vegas Strip joint venture impairment charge	—	(0.02)
Convertible note investment impairment charge	—	(0.32)
Loss on early retirement of long-term debt	—	(0.11)
Key results for the quarter included the following:
•	Net revenue improved sequentially to $1.54 billion from $1.46 billion in the first quarter of 2010;

•	Las Vegas Strip REVPAR[1] decreased 2%, an improvement compared to an 8% decrease in the first quarter of 2010, with Bellagio and MGM Grand reporting increases in REVPAR for the quarter;

•	Adjusted Property EBITDA[2] attributable to wholly-owned operations was $305 million, up from $267 million in the first quarter; and

•	CityCenter earned Adjusted EBITDA of $9 million in the second quarter, and was negatively affected by a low table games hold percentage at Aria.
“The Las Vegas operating environment remains difficult, but as we expected, we are seeing a gradual recovery. Our Adjusted EBITDA improved compared to the first quarter, despite low hold percentages,” said Jim Murren, MGM Resorts International Chairman and CEO. “CityCenter is seeing improved business activity. Aria is gaining brand awareness, which led to a 17 percentage point sequential occupancy increase in the quarter and higher non-casino revenues.”
MGM RESORTS INTERNATIONAL • 3600 LAS VEGAS BLVD SOUTH • LAS VEGAS, NV 89109 • PH: 702.693.7120 • FX: 702.693.8626 •
WWW.MGMRESORTS.COM

Detailed Discussion of Second Quarter Operating Results
Net revenue for the second quarter of 2010 was $1.54 billion. Excluding reimbursed costs revenue mainly related to the Company’s management of CityCenter, the Company earned net revenue of $1.45 billion, a decrease of 2% from the same period in 2009. Reimbursed costs revenue represents reimbursement of payroll and other costs incurred by the Company in connection with the provision of management services.
Total casino revenue decreased 6% compared to the prior year quarter, with slots revenue down approximately 3%. The Company’s table games volume, excluding baccarat, decreased 7% in the quarter, but baccarat volume was up 10% compared to the prior year quarter. The overall table games hold percentage was lower in the 2010 second quarter compared to the prior year quarter and near the low end of the Company’s normal 18% to 22% range. Lower than normal table games hold percentage at the Company’s Las Vegas Strip resorts resulted in an impact to Adjusted EBITDA of approximately $20 million. Bellagio, The Mirage, and Mandalay Bay were affected by the lower table games hold, partially offset by MGM Grand which benefited from a higher than normal table games hold percentage. These factors led to an overall decrease in table games revenue of 11% for the quarter.
“M life, our new customer loyalty program, was introduced two weeks ago at Beau Rivage and the response has been outstanding,” said Mr. Murren. “We are very excited about the opportunity M life presents to our Company, especially when coupled with the superior assets in our portfolio.”
Rooms revenue decreased 1% with Las Vegas Strip REVPAR down by 2%. The following table shows key hotel statistics for the Company’s Las Vegas Strip resorts:

Three months ended June 30,	2010	2009
Occupancy %	93%	94%
Average Daily Rate (ADR)	$110	$111
Revenue per Available Room (REVPAR)	$102	$104
“We maintained strong occupancy and improved our convention mix over the prior year second quarter, leading to sequential improvement in Las Vegas Strip REVPAR,” said Mr. Murren. “We expect continued progress in our business trends driven by strong forward convention bookings.”
Operating loss for the second quarter of 2010 was $1.0 billion (which included the $1.12 billion impairment of the Company’s investment in CityCenter and the Company’s $29 million share of the CityCenter residential impairment charge) compared to operating income of $131 million in the 2009 quarter. Excluding the impairment charges related to CityCenter, the Company would have earned operating income of $102 million in the second quarter of 2010.
The Company reported Adjusted Property EBITDA attributable to wholly-owned operations of $305 million in the 2010 quarter, a decrease of 16% year-over-year. Adjusted Property EBITDA, which includes the impact from unconsolidated affiliates, was $279 million in the 2010 quarter and was negatively impacted by $56 million in losses from CityCenter results. The Company reported Adjusted EBITDA, which includes corporate expense, of $243 million in the 2010 quarter.
Income from Unconsolidated Affiliates
The Company reported a loss from unconsolidated affiliates of $26 million in the second quarter of 2010 compared to income of $4 million in the prior year second quarter. The loss in the second quarter of 2010 was attributable to the Company’s 50% share of the operating loss at CityCenter.
MGM RESORTS INTERNATIONAL • 3600 LAS VEGAS BLVD SOUTH • LAS VEGAS, NV 89109 • PH: 702.693.7120 • FX: 702.693.8626 •
WWW.MGMRESORTS.COM

Results for CityCenter for the second quarter of 2010 included the following (see schedules accompanying this release for further detail on CityCenter Holdings, LLC second quarter and year-to-date 2010 results):
•	CityCenter reported net revenues of $401 million in the second quarter, which included $218 million related to residential operations, of which $56 million related to forfeited residential deposits;

•	CityCenter’s operating loss of $128 million in the second quarter of 2010 included an approximately $57 million non-cash impairment charge related to its residential inventory and a loss on sales of residential units of $17 million;

•	Aria reported net revenue of $157 million and an Adjusted EBITDA loss of $17 million. Aria’s results were negatively affected by a low table games hold percentage, which reduced Adjusted EBITDA by approximately $24 million; and

•	Aria’s occupancy percentage was 80% and average daily rates were $178, resulting in significant REVPAR improvements from the first quarter of 2010.
The Company recorded its share of CityCenter’s results, including adjustments for recognition of basis differences as follows ((expense)/income):

Three months ended June 30,	2010	2009
	(In thousands)
Preopening and start-up expenses	$—	$(8,675)
Income (loss) from unconsolidated affiliates	(55,562)	(2,005)
Non-operating items from unconsolidated affiliates	(18,182)	(1,646)
The operating loss related to CityCenter was partially offset by the Company’s share of operating income at MGM Macau, which earned operating income of $40 million in the second quarter of 2010, including depreciation expense of $21 million, a significant improvement compared to an operating loss of $8 million in the 2009 second quarter, which included depreciation expense of $22 million.
Financial Position
At June 30, 2010, the Company had approximately $13.3 billion of indebtedness (with a carrying value of $13.0 billion), including $3.2 billion of borrowings outstanding under its senior credit facility. The Company has approximately $1.5 billion in available borrowing capacity under its revolver and approximately $570 million of invested cash available for future liquidity needs. The Company repurchased $211 million principal amount of senior notes with near term maturities during the second quarter, resulting in cash interest savings of approximately $5 million.
“We have made tremendous progress in addressing our balance sheet and liquidity needs by amending and negotiating the extension of our credit facility, accessing the secured bond market, and in April successfully issuing $1.15 billion in convertible notes. These transactions have provided over $2 billion of available liquidity,” said Dan D’Arrigo, MGM Resorts International Executive Vice President and CFO. “Additionally, our Macau bank refinancing was an overwhelming success. MGM Macau now has a solid long-term capital structure and our focus is on advancing our potential IPO transaction.”
Conference Call Details
MGM Resorts International will hold a conference call to discuss its second quarter results at 11:00 a.m. Eastern Standard Time today. The call will be accessible via the Internet through www.mgmresorts.com and http://www.videonewswire.com/event.asp?id=70960 or by calling 1-800-526-8531 for Domestic callers and 1-706-758-3659 for International callers. The conference call ID # is 87731569. A replay of the call will be available through Tuesday, August 10, 2010. The replay may be accessed by dialing 1-800-642-1687 or 1-706-645-9291. The replay access code is 87731569. The call will also be archived at www.mgmresorts.com and at http://www.videonewswire.com/event.asp?id=70960.
MGM RESORTS INTERNATIONAL • 3600 LAS VEGAS BLVD SOUTH • LAS VEGAS, NV 89109 • PH: 702.693.7120 • FX: 702.693.8626 •
WWW.MGMRESORTS.COM

1 REVPAR is hotel Revenue per Available Room.
2 “Adjusted EBITDA” is earnings before interest and other non-operating income (expense), taxes, depreciation and amortization, preopening and start-up expenses, and property transactions, net. “Adjusted Property EBITDA” is Adjusted EBITDA before corporate expense and stock compensation expense. Adjusted EBITDA information is presented solely as a supplemental disclosure to reported GAAP measures because management believes these measures are 1) widely used measures of operating performance in the gaming industry, and 2) a principal basis for valuation of gaming companies.
Management believes that while items excluded from Adjusted EBITDA and Adjusted Property EBITDA may be recurring in nature and should not be disregarded in evaluation of the Company’s earnings performance, it is useful to exclude such items when analyzing current results and trends compared to other periods because these items can vary significantly depending on specific underlying transactions or events that may not be comparable between the periods being presented. Also, management believes excluded items may not relate specifically to current operating trends or be indicative of future results. For example, pre-opening and start-up expenses will be significantly different in periods when the Company is developing and constructing a major expansion project and will depend on where the current period lies within the development cycle, as well as the size and scope of the project(s). Property transactions, net includes normal recurring disposals, gains and losses on sales of assets related to specific assets within our resorts, but also includes gains or losses on sales of an entire operating resort or a group of resorts and impairment charges on entire asset groups or investments in unconsolidated affiliates, which may not be comparable period over period.
In addition, capital allocation, tax planning, financing and stock compensation awards are all managed at the corporate level. Therefore, management uses Adjusted Property EBITDA as the primary measure of the Company’s operating resorts’ performance.
Adjusted EBITDA or Adjusted Property EBITDA should not be construed as an alternative to operating income, as an indicator of the Company’s operating performance; or as an alternative to cash flows from operating activities, as a measure of liquidity; or net income as an indicator of the Company’s performance; or as any other measure determined in accordance with generally accepted accounting principles. The Company has significant uses of cash flows, including capital expenditures, interest payments, taxes and debt principal repayments, which are not reflected in Adjusted EBITDA. Also, other companies in the gaming and hospitality industries that report Adjusted EBITDA information may calculate Adjusted EBITDA in a different manner than the Company. Reconciliations of Adjusted EBITDA to net income (loss) and of operating income to Adjusted Property EBITDA are included in the financial schedules accompanying this release.
*      *      *
MGM Resorts International (NYSE: MGM), one of the world’s leading and most respected companies with significant holdings in gaming, hospitality and entertainment, owns and operates 15 properties located in Nevada, Mississippi and Michigan, and has 50% investments in four other properties in Nevada, Illinois and Macau. The Company’s 50% economic interest in Borgata Hotel Casino Spa in Atlantic City, which is held in trust, is currently offered for sale. CityCenter, an unprecedented urban resort destination on the Las Vegas Strip featuring its centerpiece ARIA Resort & Casino, is a joint venture between MGM Resorts International and Infinity World Development Corp, a subsidiary of Dubai World. Other major holdings include Bellagio, MGM Grand, Mandalay Bay, The Mirage, Monte Carlo, New York-New York, Luxor, Excalibur, and Circus Circus. MGM Hospitality has entered into management agreements for casino and non-casino resorts throughout the world. MGM Resorts International supports responsible gaming and has implemented the American Gaming Association’s Code of Conduct for Responsible Gaming at its properties. MGM Resorts International has received numerous awards and recognitions for its industry-leading Diversity Initiative, its community philanthropy programs and the Company’s commitment to sustainable development and operations. For more information about MGM Resorts International, please visit the Company’s Web site at http://www.mgmresorts.com.
MGM RESORTS INTERNATIONAL • 3600 LAS VEGAS BLVD SOUTH • LAS VEGAS, NV 89109 • PH: 702.693.7120 • FX: 702.693.8626 •
WWW.MGMRESORTS.COM

Statements in this release which are not historical facts are “forward looking” statements and “safe harbor statements” within the meaning of Section 21E of the U.S. the Securities Exchange Act of 1934, as amended, and other related laws that involve risks and/or uncertainties, including risks and/or uncertainties as described in the company’s public filings with the Securities and Exchange Commission. We have based those forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, statements regarding the Company’s expectations with regard to convention business in 2010 and 2011, and reporting the second quarter 2010 results described in this release. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include effects of economic conditions and market conditions in the markets in which we operate and competition with other destination travel locations throughout the United States and the world. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law.

Contacts:
Investment Community DANIEL J. D’ARRIGO Executive Vice President, Chief Financial Officer, and Treasurer (702) 693-8895	News Media ALAN M. FELDMAN Senior Vice President Public Affairs (702) 650-6947
MGM RESORTS INTERNATIONAL • 3600 LAS VEGAS BLVD SOUTH • LAS VEGAS, NV 89109 • PH: 702.693.7120 • FX: 702.693.8626 •
WWW.MGMRESORTS.COM

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Revenues:
Casino	$589,392	$625,570	$1,200,149	$1,290,297
Rooms	345,219	350,295	659,122	705,339
Food and beverage	360,217	357,859	676,373	696,256
Entertainment	123,935	123,373	240,617	241,430
Retail	51,062	54,311	94,951	102,260
Other	137,060	130,529	257,839	254,219
Reimbursed costs	90,361	13,273	183,684	26,956

	1,697,246	1,655,210	3,312,735	3,316,757
Less: Promotional allowances	(159,551)	(161,055)	(317,648)	(323,807)

	1,537,695	1,494,155	2,995,087	2,992,950

Expenses:
Casino	346,367	349,831	692,312	725,348
Rooms	108,009	106,147	208,755	216,974
Food and beverage	204,675	199,032	387,287	393,359
Entertainment	90,261	88,622	181,257	176,364
Retail	30,579	34,455	58,578	66,076
Other	84,127	72,222	162,154	142,345
Reimbursed costs	90,361	13,273	183,684	26,956
General and administrative	282,404	273,617	558,458	534,857
Corporate expense	31,950	43,006	56,828	67,367
Preopening and start-up expenses	537	9,410	4,031	17,481
Property transactions, net	1,126,282	3,248	1,126,971	(191,877)
Depreciation and amortization	164,766	174,368	327,900	351,226

	2,560,318	1,367,231	3,948,215	2,526,476

Income (loss) from unconsolidated affiliates	(26,194)	4,175	(107,112)	19,724

Operating income (loss)	(1,048,817)	131,099	(1,060,240)	486,198

Non-operating income (expense):
Interest income	876	6,296	1,642	10,678
Interest expense, net	(291,169)	(201,287)	(555,344)	(372,923)
Non-operating items from unconsolidated affiliates	(31,574)	(12,314)	(54,924)	(23,445)
Other, net	7,713	(234,181)	148,802	(235,519)

	(314,154)	(441,486)	(459,824)	(621,209)

Loss before income taxes	(1,362,971)	(310,387)	(1,520,064)	(135,011)
Benefit for income taxes	479,495	97,812	539,847	27,635

Net loss	$(883,476)	$(212,575)	$(980,217)	$(107,376)

Per share of common stock:
Basic:
Net loss per share	$(2.00)	$(0.60)	$(2.22)	$(0.34)

Weighted average shares outstanding	441,297	352,457	441,269	314,718

Diluted:
Net loss per share	$(2.00)	$(0.60)	$(2.22)	$(0.34)

Weighted average shares outstanding	441,297	352,457	441,269	314,718

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)
(Unaudited)

	June 30,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$1,013,208	$2,056,207
Accounts receivable, net	363,031	368,474
Inventories	96,805	101,809
Income tax receivable	194,474	384,555
Deferred income taxes	34,901	38,487
Prepaid expenses and other	89,537	103,969

Total current assets	1,791,956	3,053,501

Property and equipment, net	14,814,594	15,069,952

Other assets:
Investments in and advances to unconsolidated affiliates	2,118,498	3,611,799
Goodwill	86,353	86,353
Other intangible assets, net	343,192	344,253
Other long-term assets, net	832,954	352,352

Total other assets	3,380,997	4,394,757

	$19,987,547	$22,518,210

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$117,463	$173,719
Current portion of long-term debt	—	1,079,824
Accrued interest on long-term debt	221,447	206,357
Other accrued liabilities	856,077	923,701

Total current liabilities	1,194,987	2,383,601

Deferred income taxes	2,653,470	3,031,303
Long-term debt	13,046,639	12,976,037
Other long-term obligations	243,293	256,837
Stockholders’ equity:
Common stock, $.01 par value: authorized 600,000,000 shares, issued 441,314,885 and 441,222,251 shares and outstanding 441,314,885 and 441,222,251 shares	4,413	4,412
Capital in excess of par value	3,457,200	3,497,425
Retained earnings (accumulated deficit)	(609,685)	370,532
Accumulated other comprehensive loss	(2,770)	(1,937)

Total stockholders’ equity	2,849,158	3,870,432

	$19,987,547	$22,518,210

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES
SUPPLEMENTAL DATA — NET REVENUES
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Bellagio	$248,556	$268,161	$497,603	$532,581
MGM Grand Las Vegas	252,191	244,094	476,435	470,759
Mandalay Bay	192,637	193,626	359,830	368,172
The Mirage	136,194	153,623	271,686	300,976
Luxor	81,135	89,171	157,386	174,429
Treasure Island (1)	—	—	—	66,329
New York-New York	61,672	66,512	121,594	130,888
Excalibur	65,829	70,865	124,934	132,493
Monte Carlo	57,930	50,499	110,308	101,103
Circus Circus Las Vegas	47,724	53,991	89,683	100,806
MGM Grand Detroit	132,603	128,097	272,527	264,612
Beau Rivage	85,127	82,434	167,123	165,640
Gold Strike Tunica	37,493	37,925	74,490	78,564
Management operations	102,287	21,919	206,130	43,823
Other operations	36,317	33,238	65,358	61,775

	$1,537,695	$1,494,155	$2,995,087	$2,992,950

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES
SUPPLEMENTAL DATA — ADJUSTED PROPERTY EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Bellagio	$57,313	$76,210	$119,279	$144,460
MGM Grand Las Vegas	52,107	51,950	90,593	97,313
Mandalay Bay	40,342	49,185	65,742	91,837
The Mirage	23,219	32,233	48,644	62,098
Luxor	17,578	21,454	30,341	40,808
Treasure Island (1)	—	—	—	12,729
New York-New York	19,551	23,155	37,618	43,597
Excalibur	18,410	21,228	33,277	37,964
Monte Carlo	9,659	6,435	16,108	28,242
Circus Circus Las Vegas	5,531	10,827	7,224	17,108
MGM Grand Detroit	37,465	33,617	77,970	74,169
Beau Rivage	16,700	17,290	33,403	34,859
Gold Strike Tunica	9,825	11,586	19,886	25,431
Management operations	(3,704)	4,047	(7,566)	8,911
Other operations	1,227	3,225	139	1,708

Wholly-owned operations	305,223	362,442	572,658	721,234
CityCenter (50%)	(55,562)	(2,005)	(174,173)	(2,870)
Macau (50%)	18,694	(5,106)	41,793	(8,691)
Other unconsolidated resorts	10,803	11,517	25,560	31,685

	$279,158	$366,848	$465,838	$741,358

(1)	Treasure Island was sold in March 2009.

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES
RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED PROPERTY EBITDA AND ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2010
		Preopening and	Property	Depreciation
	Operating	start-up	transactions,	and	Adjusted
	income (loss)	expenses	net	amortization	EBITDA
Bellagio	$33,267	$—	$5	$24,041	$57,313
MGM Grand Las Vegas	32,896	—	—	19,211	52,107
Mandalay Bay	16,868	—	659	22,815	40,342
The Mirage	3,612	—	(139)	19,746	23,219
Luxor	7,134	—	(10)	10,454	17,578
New York-New York	6,417	—	6,081	7,053	19,551
Excalibur	12,565	—	—	5,845	18,410
Monte Carlo	3,426	—	—	6,233	9,659
Circus Circus Las Vegas	93	—	225	5,213	5,531
MGM Grand Detroit	27,312	—	—	10,153	37,465
Beau Rivage	4,404	—	—	12,296	16,700
Gold Strike Tunica	7,375	—	(1,100)	3,550	9,825
Management operations	(7,274)	—	—	3,570	(3,704)
Other operations	(964)	537	5	1,649	1,227

Wholly-owned operations	147,131	537	5,726	151,829	305,223
CityCenter (50%)	(55,562)	—	—	—	(55,562)
Macau (50%)	18,694	—	—	—	18,694
Other unconsolidated resorts	10,803	—	—	—	10,803

	121,066	537	5,726	151,829	279,158
Stock compensation	(8,002)	—	—	—	(8,002)
Corporate	(1,161,881)	—	1,120,556	12,937	(28,388)

	$(1,048,817)	$537	$1,126,282	$164,766	$242,768

	Three Months Ended June 30, 2009
		Preopening and	Property	Depreciation
	Operating	start-up	transactions,	and	Adjusted
	income (loss)	expenses	net	amortization	EBITDA
Bellagio	$47,292	$—	$—	$28,918	$76,210
MGM Grand Las Vegas	28,229	—	(9)	23,730	51,950
Mandalay Bay	24,486	562	(12)	24,149	49,185
The Mirage	15,736	—	57	16,440	32,233
Luxor	11,281	—	(6)	10,179	21,454
Treasure Island (1)	—	—	—	—	—
New York-New York	15,456	—	237	7,462	23,155
Excalibur	15,382	—	5	5,841	21,228
Monte Carlo	904	—	(4)	5,535	6,435
Circus Circus Las Vegas	5,092	—	(111)	5,846	10,827
MGM Grand Detroit	22,928	—	—	10,689	33,617
Beau Rivage	4,894	—	157	12,239	17,290
Gold Strike Tunica	7,662	—	—	3,924	11,586
Management operations	1,581	—	—	2,466	4,047
Other operations	1,696	—	6	1,523	3,225

Wholly-owned operations	202,619	562	320	158,941	362,442
CityCenter (50%)	(10,680)	8,675	—	—	(2,005)
Macau (50%)	(5,106)	—	—	—	(5,106)
Other unconsolidated resorts	11,344	173	—	—	11,517

	198,177	9,410	320	158,941	366,848
Stock compensation	(9,023)	—	—	—	(9,023)
Corporate	(58,055)	—	2,928	15,427	(39,700)

	$131,099	$9,410	$3,248	$174,368	$318,125

(1)	Treasure Island was sold in March 2009.

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES
RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED PROPERTY EBITDA AND ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Six Months Ended June 30, 2010
		Preopening and	Property	Depreciation
	Operating	start-up	transactions,	and	Adjusted
	income (loss)	expenses	net	amortization	EBITDA
Bellagio	$70,831	$—	$(107)	$48,555	$119,279
MGM Grand Las Vegas	51,279	—	—	39,314	90,593
Mandalay Bay	18,735	—	659	46,348	65,742
The Mirage	13,431	—	(139)	35,352	48,644
Luxor	8,571	—	(10)	21,780	30,341
New York-New York	17,430	—	6,095	14,093	37,618
Excalibur	20,803	—	784	11,690	33,277
Monte Carlo	3,882	—	—	12,226	16,108
Circus Circus Las Vegas	(3,553)	—	225	10,552	7,224
MGM Grand Detroit	57,667	—	—	20,303	77,970
Beau Rivage	8,818	—	3	24,582	33,403
Gold Strike Tunica	13,804	—	(1,100)	7,182	19,886
Management operations	(14,467)	—	—	6,901	(7,566)
Other operations	(3,493)	537	5	3,090	139

Wholly-owned operations	263,738	537	6,415	301,968	572,658
CityCenter (50%)	(177,667)	3,494	—	—	(174,173)
Macau (50%)	41,793	—	—	—	41,793
Other unconsolidated resorts	25,560	—	—	—	25,560

	153,424	4,031	6,415	301,968	465,838
Stock compensation	(17,557)	—	—	—	(17,557)
Corporate	(1,196,107)	—	1,120,556	25,932	(49,619)

	$(1,060,240)	$4,031	$1,126,971	$327,900	$398,662

	Six Months Ended June 30, 2009
		Preopening and	Property	Depreciation
	Operating	start-up	transactions,	and	Adjusted
	income (loss)	expenses	net	amortization	EBITDA
Bellagio	$86,430	$—	$1,154	$56,876	$144,460
MGM Grand Las Vegas	48,388	—	76	48,849	97,313
Mandalay Bay	43,132	752	3	47,950	91,837
The Mirage	28,790	—	296	33,012	62,098
Luxor	19,758	—	271	20,779	40,808
Treasure Island (1)	12,730	—	(1)	—	12,729
New York-New York	28,774	—	237	14,586	43,597
Excalibur	26,130	—	2	11,832	37,964
Monte Carlo	24,206	—	(7,193)	11,229	28,242
Circus Circus Las Vegas	5,503	—	(115)	11,720	17,108
MGM Grand Detroit	52,769	—	—	21,400	74,169
Beau Rivage	10,320	—	157	24,382	34,859
Gold Strike Tunica	16,862	—	—	8,569	25,431
Management operations	3,852	—	—	5,059	8,911
Other operations	(1,369)	—	6	3,071	1,708

Wholly-owned operations	406,275	752	(5,107)	319,314	721,234
CityCenter (50%)	(18,784)	15,914	—	—	(2,870)
Macau (50%)	(8,691)	—	—	—	(8,691)
Other unconsolidated resorts	30,870	815	—	—	31,685

	409,670	17,481	(5,107)	319,314	741,358
Stock compensation	(17,757)		—	—	(17,757)
Corporate	94,285	—	(186,770)	31,912	(60,573)

	$486,198	$17,481	$(191,877)	$351,226	$663,028

(1)	Treasure Island was sold in March 2009.

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA TO NET LOSS
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

Adjusted EBITDA	$242,768	$318,125	$398,662	$663,028
Preopening and start-up expenses	(537)	(9,410)	(4,031)	(17,481)
Property transactions, net	(1,126,282)	(3,248)	(1,126,971)	191,877
Depreciation and amortization	(164,766)	(174,368)	(327,900)	(351,226)

Operating income (loss)	(1,048,817)	131,099	(1,060,240)	486,198

Non-operating income (expense):
Interest expense, net	(291,169)	(201,287)	(555,344)	(372,923)
Other	(22,985)	(240,199)	95,520	(248,286)

	(314,154)	(441,486)	(459,824)	(621,209)

Loss before income taxes	(1,362,971)	(310,387)	(1,520,064)	(135,011)
Benefit for income taxes	479,495	97,812	539,847	27,635

Net loss	$(883,476)	$(212,575)	$(980,217)	$(107,376)

MGM RESORTS INTERNATIONAL AND SUBSIDIARIES
SUPPLEMENTAL DATA — HOTEL STATISTICS — LAS VEGAS STRIP
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Bellagio
Occupancy %	94.7%	95.6%	92.8%	94.7%
Average daily rate (ADR)	$209	$200	$204	$207
Revenue per available room (REVPAR)	$198	$191	$190	$196

MGM Grand Las Vegas
Occupancy %	96.0%	97.3%	93.8%	95.0%
ADR	$116	$114	$117	$115
REVPAR	$112	$111	$110	$109

Mandalay Bay
Occupancy %	94.3%	94.2%	89.3%	88.6%
ADR	$161	$161	$158	$168
REVPAR	$151	$151	$141	$149

The Mirage
Occupancy %	94.8%	96.1%	92.0%	94.0%
ADR	$124	$127	$125	$131
REVPAR	$117	$122	$115	$123

Luxor
Occupancy %	91.7%	92.3%	88.5%	90.3%
ADR	$77	$81	$77	$83
REVPAR	$70	$75	$68	$75

New York-New York
Occupancy %	94.0%	93.4%	91.6%	92.6%
ADR	$92	$96	$94	$98
REVPAR	$87	$90	$86	$91

Excalibur
Occupancy %	92.7%	94.7%	86.9%	86.8%
ADR	$57	$60	$58	$63
REVPAR	$53	$57	$50	$55

Monte Carlo
Occupancy %	93.9%	93.5%	89.4%	90.6%
ADR	$79	$85	$79	$86
REVPAR	$74	$80	$71	$78

Circus Circus Las Vegas
Occupancy %	82.1%	90.4%	74.9%	83.9%
ADR	$42	$43	$44	$45
REVPAR	$35	$39	$33	$37

CITYCENTER HOLDINGS, LLC
SUPPLEMENTAL DATA — NET REVENUES
(In thousands)
(Unaudited)

	Three Months	Six Months
	Ended	Ended
	June 30,	June 30,
	2010	2010
Aria	$156,864	$316,497
Vdara	10,564	17,770
Crystals	7,515	13,770
Mandarin Oriental	8,014	14,058

Resort operations	182,957	362,095
Residential operations	217,728	298,452

	$400,685	$660,547

CITYCENTER HOLDINGS, LLC
RECONCILIATION OF ADJUSTED EBITDA TO NET LOSS
(In thousands)
(Unaudited)

	Three Months	Six Months
	Ended	Ended
	June 30,	June 30,
	2010	2010
Adjusted EBITDA	$8,781	$62
Preopening and start-up expenses	—	(6,202)
Property transactions, net	(57,084)	(228,098)
Depreciation and amortization	(79,709)	(149,183)

Operating loss	(128,012)	(383,421)

Non-operating income (expense):
Interest expense, net	(57,239)	(108,724)
Other	(1,146)	(4,721)

	(58,385)	(113,445)

Net loss	$(186,397)	$(496,866)

CITYCENTER HOLDINGS, LLC
RECONCILIATION OF OPERATING LOSS TO ADJUSTED EBITDA
(In thousands)
(Unaudited)
Three Months Ended June 30, 2010

		Preopening and	Property	Depreciation
		start-up	transactions,	and	Adjusted
	Operating loss	expenses	net	amortization	EBITDA
Aria	$(75,382)	$—	$—	$58,244	$(17,138)
Vdara	(11,320)	—	—	11,062	(258)
Crystals	(3,511)	—	—	5,552	2,041
Mandarin Oriental	(5,941)	—	—	3,964	(1,977)

Resort operations	(96,154)	—	—	78,822	(17,332)
Residential operations	(22,907)	—	57,084	303	34,480
Development and administration	(8,951)	—	—	584	(8,367)

	$(128,012)	$—	$57,084	$79,709	$8,781

Six Months Ended June 30, 2010

		Preopening and	Property	Depreciation
		start-up	transactions,	and	Adjusted
	Operating loss	expenses	net	amortization	EBITDA
Aria	$(141,131)	$—	$—	$112,096	$(29,035)
Vdara	(21,529)	—	—	17,123	(4,406)
Crystals	(7,247)	—	—	10,414	3,167
Mandarin Oriental	(15,694)	—	—	7,754	(7,940)

Resort operations	(185,601)	—	—	147,387	(38,214)
Residential operations	(177,592)	—	228,098	606	51,112
Development and administration	(20,228)	6,202	—	1,190	(12,836)

	$(383,421)	$6,202	$228,098	$149,183	$62